Lease - Summary of Future lease Payments under Operating Leases (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)
2022	¥ 17,906	$ 2,810
2023	11,485	1,802
2024	8,627	1,354
2025	8,615	1,352
2026	6,277	985
Total future lease payments	52,910	8,303
Less: Imputed interest	4,781	751
Total lease liability balance	¥ 48,129	$ 7,552
Operating Lease, Liability, Statement of Financial Position [Extensible List]	Total lease liability balance	Total lease liability balance